Exhibit 32.2

Statement

Pursuant to §906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, the undersigned officer of Paperweight Development Corp. (the “Company”), hereby certifies that to his knowledge:

(1)the Company’s Annual Report on Form 10-K for the year ended January 3, 2015 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PAPERWEIGHT DEVELOPMENT CORP.

Dated: March 13, 2015		/s/ Thomas J. Ferree
	Name:	Thomas J. Ferree
	Title:	Senior Vice President Finance, Chief Financial Officer and Treasurer

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934, as amended.